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                                                                    EXHIBIT 23-B

                        CONSENT OF INDEPENDENT AUDITORS


    We consent to the reference to our firm under the caption "Experts" and to the use of our report dated September 19, 1997 on the Consolidated Financial Statements of Precept Investors, Inc., in the Registration Statement (Form SB-2 No. 333-44211) and related Prospectus of U.S. Transportation Systems, Inc. dated February 12, 1998.


                                          /s/ Ernst & Young LLP


Dallas, Texas
February 6, 1998